SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             March 5, 2001
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                           Merrill Lynch & Co., Inc.
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            (Exact Name of Registrant as Specified in its Charter)

        Delaware                1-7182                    13-2740599
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    (State or Other           (Commission              (I.R.S. Employer
    Jurisdiction of           File Number)             Identification No.)
    Incorporation)

4 World Financial Center, New York, New York                  10080
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code :      (212) 449-1000
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        (Former Name or Former Address, if Changed Since Last Report.)




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Item 9.  Regulation FD Disclosure

     On March 5, 2001, Merrill Lynch & Co., Inc. issued the following press release.


                      MERRILL LYNCH TO HOST LIVE WEBCAST
                      OF MARCH 12 MEETING WITH INVESTORS

     NEW YORK, March 5 -- Merrill Lynch today said it plans to provide a live, streaming webcast of its "Investor Day" meeting for the financial community on March 12 at 1 pm (EST).

     Led by Chairman and CEO David H. Komansky, senior Merrill Lynch managers plan to report on the progress the firm has made over the past year toward reaching strategic and financial objectives. Goals and priorities for the next 12 months also will be discussed.

     The general public will be able to access the event's webcast at www.ir.ml.com in a listen-only format with a replay of management presentations available shortly thereafter.

     The meeting, expected to last approximately four hours, will be recorded and is copyrighted and proprietary to Merrill Lynch. Statements made may include forward-looking information about management's expectations, strategic objectives, business prospects, anticipated financial performance and other similar matters.

     A variety of factors, many of which are beyond the company's control, affect the operations, performance, business strategy and results of Merrill Lynch and could cause actual results and experiences to differ materially from the expectations and objectives expressed in these statements. These factors include, but are not limited to, the factors described in the firm's 1999 Annual Report on Form 10-K, which is available at the SEC's website, www.sec.gov.

     Merrill Lynch undertakes no responsibility to update or revise any forward-looking statements.

     Merrill Lynch is one of the world's leading financial management and advisory companies with offices in 44 countries and total client assets of about $1.7 trillion. As an investment bank, it is the top global underwriter and market maker of debt and equity securities and a leading strategic adviser to corporations, governments, institutions and individuals worldwide. Through Merrill Lynch Investment Managers, the company is one of the world's largest managers of financial assets. Further information about Merrill Lynch is available at www.ml.com.



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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          MERRILL LYNCH & CO., INC.
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                                               (Registrant)




                                   By:   /s/ Andrea L. Dulberg
                                         ---------------------------
                                             Andrea L. Dulberg
                                             Corporate Secretary



Date:  March 5, 2001